UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2023

Date of Report (Date of earliest event reported)

NETLIST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

111 Academy, Suite 100

Irvine, California 92617

(Address of Principal Executive Offices) (Zip Code)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NLST	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 14, 2023, Netlist, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers in a registered offering (the “Offering”) an aggregate of 11,111,112 shares (the “Shares”) of the Company’s common stock and warrants to purchase up to an aggregate of 11,111,112 shares of the Company’s common stock (the “Warrants,” and the shares issuable upon exercise of the Warrants, the “Warrant Shares”) at a per share purchase price of $2.70 per share, for aggregate gross proceeds of approximately $30 million and expected net proceeds, after deducting placement agent fees and offering costs, of approximately $28.6 million. The Company expects that the Offering will close on or about August 17, 2023, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the Offering for working capital and other general corporate purposes.

Pursuant to the terms of the Purchase Agreement, at the closing of the Offering, the Company will issue to each Purchaser a Warrant to purchase up to the number of Warrant Shares equal to 100% of the number of Shares issued and sold to such Purchaser in the Offering. Each Warrant will be exercisable at any time on or after the issuance date and will have a term of five years from the issuance date, and will have an exercise price of $3.20 per share and contain customary 4.99%/9.99% blocker provisions. The exercise price and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment in the event of, among other things, certain transactions affecting the Company’s common stock (including without limitation stock splits and stock dividends).

The issuance and sale of the Shares, Warrants, and Warrant Shares (collectively, the “Securities”) is registered under the Securities Act of 1933 (the “Securities Act”) pursuant to the Company’s Registration Statement on Form S-3 (No. 333-259838) and the base prospectus included therein, which became effective when filed on September 28, 2021, as supplemented by a prospectus supplement dated August 14, 2023 and filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(5) under the Securities Act. The Securities may only be offered by means of a prospectus. Copies of the prospectus and prospectus supplement can be obtained directly from the Company and at the SEC’s website at www.sec.gov or by request at Roth Capital Partners, LLC by calling (800) 678-9147. No statement in this document or the attached exhibits is an offer to purchase or a solicitation of an offer to sell securities. No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

On August 14, 2023 the Company entered a Placement Agency Agreement (the “Placement Agreement”) with Roth Capital Partners, LLC (“Roth”), pursuant to which Roth has agreed to act as the Company’s placement agent in connection with the Offering. Pursuant to the terms of the Placement Agreement, in consideration for its placement agent services the Company has agreed to pay Roth a cash fee in an amount equal to 4% of the aggregate gross proceeds received by the Company in connection with the closing of the Offering.

In addition, pursuant to the Purchase Agreement, the Company and its director and executive officers have entered into lock-up agreements (the “Lock-Up Agreements”) pursuant to which they agreed not to offer for sale, contract to sell, or sell any shares of the Company’s common stock or any securities convertible into, or exercisable or exchangeable for, shares of the Company’s common stock, for a period of 90 days from the closing of the Offering, subject to certain customary exceptions.

The Purchase Agreement also provides that the Company may not effect or enter into any Variable Rate Transactions (as defined in the Purchase Agreement) until the six month anniversary of the closing date of the Offering. Sales of the Company’s common stock pursuant to the existing purchase agreement, dated as of September 28, 2021, by and between the Company and Lincoln Park Capital Fund, LLC, are permitted after 90 days following the closing of the Offering.

A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. relating to the legality of the issuance and sale of the Securities in the Offering is attached as Exhibit 5.1 hereto. The form of Warrant, the Purchase Agreement, the Placement Agreement and the form of Lock-Up Agreement are filed as Exhibits 4.1, 10.1, 10.2 and 10.3 hereto, respectively, and are incorporated herein by reference. The foregoing description of such documents and the transactions contemplated thereby is qualified in its entirety by reference to such exhibits.

Item 8.01. Other Events.

On August 15, 2023, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Warrant
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1^	Form of Securities Purchase Agreement dated August 14, 2023 between Netlist, Inc. and the purchasers identified therein
10.2^	Placement Agency Agreement dated August 14, 2023 by and between Netlist, Inc. and Roth Capital Partners, LLC
10.3	Form of Lock-Up Agreement
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (contained in Exhibit 5.1)
99.1	Press Release of Netlist, Inc., dated August 15, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

^ Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: August 15, 2023	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Executive Vice President and Chief Financial Officer